Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Signature Group Holdings, Inc. (the “Company) on Form 10-Q for the quarterly period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)     The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig T. Bouchard
Craig T. Bouchard
Chairman of the Board and Chief Executive Officer

Dated: August 7, 2014